UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☒	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

RUSSELL EXCHANGE TRADED FUNDS TRUST

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Russell Exchange Traded Funds Trust

Proxy Voting Reminder

Dear Shareholder:

Recently proxy materials were mailed to you concerning a proposal to approve a new advisory agreement for the Russell Exchange Traded Funds Trust. A certain number of votes are required for each Fund in order for us to be able to reach quorum and conduct the meeting on November 3, 2014. So your vote on this matter is critically important.

We are contacting you again because according to our latest records, we have not received your proxy vote. Your vote is truly important as every share counts toward reaching the required majority of shares voting.

Please vote based on the attached proxy card by:

•	Mail: Sign, date and vote the enclosed proxy card and return it in the postage paid envelope provided in this package.

•	Internet: Just follow the instructions printed on the enclosed proxy card.

•	Touchtone phone: Call the toll-free number on the enclosed proxy card to vote via an automated touchtone system available 24 hours a day.

•	Speaking to a live proxy specialist by calling our Proxy Solicitor, Boston Financial Data Services, toll free at 844-253-1478. Specialists are available Monday through Friday, 9:00 a.m. to 6:00 p.m. Eastern Time, and they can answer your questions and record your vote.

We hope that you will take just a few minutes in the next few days to vote your shares. By voting promptly, you will help us minimize expenses associated with continuing to solicit for votes before the shareholder meeting on November 3, 2014. You may receive a call from our proxy solicitor if we have not received your vote. Their phone number, which will appear in the caller id, is 844-253-1478. Please answer the call to vote your shares.

As always, thank you for investing with Russell Investments.

Sincerely,

Russell Investments

Russell Exchange Traded Funds Trust

IMPORTANT: Proxy Voting Reminder

Dear Shareholder:

Over the past several weeks, we have reached out to you concerning your proxy vote on important matters regarding Russell Exchange Traded Funds Trust in which you invest.

We’ve checked our records, and it appears we have not received your proxy vote yet.

Because a certain number of votes are required for each Fund in order for us to be able to reach quorum and conduct the meeting on November 3, 2014, your vote is critically important.

Please vote based on the attached proxy card by:

•	Mail: Sign, date and vote the enclosed proxy card and return it in the postage paid envelope provided in this package.

•	Internet: Just follow the instructions printed on the enclosed proxy card.

•	Touchtone phone: Call the toll-free number on the enclosed proxy card to vote via an automated touchtone system available 24 hours a day.

•	Speaking to a live proxy specialist by calling our Proxy Solicitor, Boston Financial Data Services, toll free at 844-253-1478. Specialists are available Monday through Friday, 9:00 a.m. to 6:00 p.m. Eastern Time, and they can answer your questions and record your vote.

If you’re able to take just a few minutes in the next few days to vote your shares, we’ll be able to stop these reminders; and you’ll help us minimize expenses associated with continuing to solicit for votes before the shareholder meeting on November 3, 2014. You may receive a call from our proxy solicitor if we have not received your vote. Their phone number, which will appear in the caller id, is 844-253-1478. Please answer the call to vote your shares.

We appreciate your voting and for investing with Russell Investments.

Sincerely,

Russell Investments

Russell Exchange Traded Funds Trust

Proxy Reminder

Shareholder Meeting: November 3, 2014

Dear Shareholder:

Your vote is urgently needed. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on November 3, 2014.

The Shareholder Meeting is fast approaching, and we have not received the votes required to hold the shareholder meeting on the new advisory agreement.

Vote today to help avoid potential delays. Please be aware, if we do not have enough votes, we will have to adjourn the meeting and continue to ask for your vote.

TIME IS OF THE ESSENCE. VOTE TODAY!

Please vote based on the attached proxy card by:

•	Mail: Sign, date and vote the enclosed proxy card and return it in the postage paid envelope provided in this package.

•	Internet: Just follow the instructions printed on the enclosed proxy card.

•	Touchtone phone: Call the toll-free number on the enclosed proxy card to vote via an automated touchtone system available 24 hours a day.

•	Speaking to a live proxy specialist by calling our Proxy Solicitor, Boston Financial Data Services, toll free at 844-253-1478. Specialists are available Monday through Friday, 9:00 a.m. to 6:00 p.m. Eastern Time, and they can answer your questions and record your vote.

Sincerely,

Russell Investments

Russell Exchange Traded Funds Trust

Proxy Voting Reminder

Dear Shareholder:

Recently proxy materials were mailed to you concerning a proposal to approve a new advisory agreement for the Russell Exchange Traded Funds Trust. A certain number of votes are required for each Fund in order for us to be able to reach quorum and conduct the meeting on November 3, 2014. So your vote on this matter is critically important.

We are contacting you again because according to our latest records, we have not received your proxy vote. Your vote is truly important as every share counts toward reaching the required majority of shares voting.

Please vote based on the attached proxy card by:

•	Mail: Sign, date and vote the enclosed proxy card and return it in the postage paid envelope provided in this package.

•	Internet: Just follow the instructions printed on the enclosed proxy card.

•	Touchtone phone: Call the toll-free number on the enclosed proxy card to vote via an automated touchtone system available 24 hours a day.

•	Speaking to a live proxy specialist by calling our Proxy Solicitor, Boston Financial Data Services, toll free at 844-253-1478. Specialists are available Monday through Friday, 9:00 a.m. to 6:00 p.m. Eastern Time, and they can answer your questions and record your vote.

We hope that you will take just a few minutes in the next few days to vote your shares. By voting promptly, you will help us minimize expenses associated with continuing to solicit for votes before the shareholder meeting on November 3, 2014.

As always, thank you for investing with Russell Investments.

Sincerely,

Russell Investments

Russell Exchange Traded Funds Trust

IMPORTANT: Proxy Voting Reminder

Dear Shareholder:

Over the past several weeks, we have reached out to you concerning your proxy vote on important matters regarding Russell Exchange Traded Funds Trust in which you invest.

We’ve checked our records, and it appears we have not received your proxy vote yet.

Because a certain number of votes are required for each Fund in order for us to be able to reach quorum and conduct the meeting on November 3, 2014, your vote is critically important.

Please vote based on the attached proxy card by:

•	Mail: Sign, date and vote the enclosed proxy card and return it in the postage paid envelope provided in this package.

•	Internet: Just follow the instructions printed on the enclosed proxy card.

•	Touchtone phone: Call the toll-free number on the enclosed proxy card to vote via an automated touchtone system available 24 hours a day.

•	Speaking to a live proxy specialist by calling our Proxy Solicitor, Boston Financial Data Services, toll free at 844-253-1478. Specialists are available Monday through Friday, 9:00 a.m. to 6:00 p.m. Eastern Time, and they can answer your questions and record your vote.

If you’re able to take just a few minutes in the next few days to vote your shares, we’ll be able to stop these reminders; and you’ll help us minimize expenses associated with continuing to solicit for votes before the shareholder meeting on November 3, 2014.

We appreciate your voting and for investing with Russell Investments.

Sincerely,

Russell Investments

Russell Exchange Traded Funds Trust

Proxy Reminder

Shareholder Meeting: November 3, 2014

Dear Shareholder:

Your vote is urgently needed. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on November 3, 2014.

The Shareholder Meeting is fast approaching, and we have not received the votes required to hold the shareholder meeting on the new advisory agreement.

Vote today to help avoid potential delays. Please be aware, if we do not have enough votes, we will have to adjourn the meeting and continue to ask for your vote.

TIME IS OF THE ESSENCE. VOTE TODAY!

Please vote based on the attached proxy card by:

•	Mail: Sign, date and vote the enclosed proxy card and return it in the postage paid envelope provided in this package.

•	Internet: Just follow the instructions printed on the enclosed proxy card.

•	Touchtone phone: Call the toll-free number on the enclosed proxy card to vote via an automated touchtone system available 24 hours a day.

•	Speaking to a live proxy specialist by calling our Proxy Solicitor, Boston Financial Data Services, toll free at 844-253-1478. Specialists are available Monday through Friday, 9:00 a.m. to 6:00 p.m. Eastern Time, and they can answer your questions and record your vote.

Sincerely,

Russell Investments